
NUMBER L _____

SERIES L CUMULATIVE REDEEMABLE               THIS CERTIFICATE IS TRANSFERABLE
PREFERRED SHARES OF BENEFICIAL INTEREST,     IN BOSTON, MA OR NEW YORK, NY
     ($.01 PAR VALUE PER SHARE)
(LIQUIDATION PREFERENCE $25.00 PER SHARE)
                                             CUSIP 29476L 79 2

                                             SEE REVERSE FOR IMPORTANT NOTICE
                                             ABOUT RESTRICTIONS ON
                                             TRANSFERABILITY AND OTHER
                                             INFORMATION

                      EQUITY RESIDENTIAL PROPERTIES TRUST
A REAL ESTATE INVESTMENT TRUST ORGANIZED UNDER THE LAWS OF THE STATE OF MARYLAND

This Certifies that____________________________________________________________

is the owner of________________________________________________________________
     FULLY PAID AND NONASSESSABLE PREFERRED SHARES OF BENEFICIAL INTEREST, PAR VALUE $.01 PER SHARE ("PREFERRED SHARES"), OF

EQUITY RESIDENTIAL PROPERTIES TRUST, A REAL ESTATE INVESTMENT TRUST FORMED UNDER THE LAWS OF THE STATE OF MARYLAND, WHICH PREFERRED SHARES ARE HELD SUBJECT TO THE DECLARATION OF TRUST AND BYLAWS OF THE TRUST AND ANY AMENDMENT THERETO.
SUCH DECLARATION OF TRUST IS FILED AND OF RECORD WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.

     THE HOLDER HEREOF HAS NO INTEREST, LEGAL OR EQUITABLE, IN ANY SPECIFIC PROPERTY OF THE TRUST AND NO TRANSFER OF THIS CERTIFICATE WILL BE EFFECTIVE UNTIL THIS CERTIFICATE HAS BEEN SURRENDERED, PROPERLY ENDORSED, TO THE OFFICES OF TRANSFER AGENT AND THE TRANSFER RECORDED IN THE BOOKS OF THE REGISTRAR. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

     WITNESS THE FACSIMILE SEAL OF THE TRUST AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Dated:

Countersigned and Registered:

BANKBOSTON, N.A.
  Transfer Agent and Registrar


By:_________________________    __________________    ______________________
     Authorized  Signature          Secretary               President

                    EQUITY RESIDENTIAL PROPERTIES TRUST
                             IMPORTANT NOTICE

THE DECLARATION OF TRUST ON FILE IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND SETS FORTH A FULL STATEMENT OF (A) ALL OF THE DESIGNATIONS, PREFERENCES, CONVERSION, AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION, AND OTHER RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SHARES AUTHORIZED TO BE ISSUED AND (B) THE AUTHORITY OF THE BOARD OF TRUSTEES TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, THE DIFFERENCES IN RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT THEY HAVE BEEN SET AND THE AUTHORITY OF THE BOARD OF TRUSTEES TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SERIES OF PREFERRED SHARES OF BENEFICIAL INTEREST. THE TRUST WILL FURNISH TO ANY SHAREHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 8-203(d) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT. THE DECLARATION OF TRUST OF THE TRUST IMPOSES VARIOUS RESTRICTIONS ON TRANSFERABILITY OF THE SHARES REPRESENTED BY THIS CERTIFICATE. THE DECLARATION OF TRUST OF THE TRUST IS ON FILE AND MAY BE INSPECTED AT THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, BALTIMORE, MARYLAND. IN ADDITION, THE TRUST WILL FURNISH A COPY OF THE DECLARATION OF TRUST OF THE TRUST OR A FULL STATEMENT ABOUT THE RESTRICTIONS ON TRANSFERABILITY TO ANY HOLDER OF SHARES WITHOUT CHARGE UPON REQUEST, DIRECTED TO THE PRINCIPAL OFFICE OF THE TRUST.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common               UNIF GIFT MIN ACT-_______  _______
TEN ENT - as tenants by the entireties                         (Cust)   (Minor)
JT TEN - as tenants with the right of        under Uniform Gifts to Minors Act
         survivorship and not as tenants     _________________________________
         in common                                       (State)

                                             UNIF TRF MIN ACT-______   ________
                                                              (Cust)    (Minor)
                                                (until age ___) under Uniform
                                                   Transfers to Minors Act
                                             __________________________________
                                                         (State)

      Additional abbreviations may also be used though not in the above list.

                                     ASSIGNMENT

FOR VALUE RECEIVED, _________________________________________ HEREBY SELL,
ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________

_____________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE ____________________________ SERIES L CUMULATIVE REDEEMABLE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED TRUST WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ___________________________  __________________________________________

                                   __________________________________________

                                   __________________________________________
                                   Signature Guarantee